LVIP American Global Growth Fund
(Service Class II)


Summary Prospectus
April 30, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.LincolnFinancial.com/LVIPservice. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund's prospectus and statement of additional information, both dated April 30, 2010, are incorporated by reference into this Summary Prospectus.
-------------------------------------------------------------------------------

Investment Objective

The investment objective of the LVIP American Global Growth Fund is long-term growth of capital.


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Service Class II shares of the fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.



Shareholder Fees (fees paid directly from your investment)
 Maximum Sales Charge (Load) Imposed on Purchases                                                 N/A
 Maximum Deferred Sales Charge (Load)                                                             N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      N/A
 Redemption Fee                                                                                   N/A
 Exchange Fee                                                                                     N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of
your investment)
 Management Fee1                                                                                   0.54%
 Distribution and/or Service (12b-1) fees                                                          0.55%
 Other Expenses1                                                                                   0.15%
 Total Annual Fund Operating Expenses                                                              1.24%
 Less Expense Reimbursement2                                                                      (0.03%)
 Net Expenses                                                                                      1.21%

1 The "Management Fee" includes the investment management fee payable by the Master Fund. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by the Master Fund and estimated amounts for the Feeder Fund for the current fiscal year.

2 Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class II to the extent that the Other Expenses of the Feeder Fund exceed 0.10% of average daily net assets. The agreement will continue at least through April 30, 2011.

LVIP American Global Growth Fund                                             1

Example


This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the one-year contractual period and the total operating expenses without expense reimbursement for years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



 1 year   3 years   5 years1   10 years1
-------- --------- ---------- ----------
   $123     $390   N/A        N/A

1 Only one-year and three-year expenses are shown since the fund is new. The fund will have expenses beyond year three.


Portfolio Turnover


The Master fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the Master fund's portfolio turnover rate was 43% of the average value of its portfolio.


Principal Investment Strategies

The fund operates as a "feeder fund" which means that the fund does not buy investment securities directly. Instead, it invests all of its assets in a separate mutual fund (Master Fund), which in turn purchases investment securities. The fund has essentially the same investment objective and strategies as its corresponding Master Fund. The Master Fund is a fund of American Funds Insurance Series.

The fund invests all of its assets in Class 1 shares of the Master Fund, the Global Growth Fund, a series of American Funds Insurance Series (Reg. TM). The investment objective of the Master Fund is long-term growth of capital. The Master Fund invests primarily in common stocks of companies located around the world that the Master Fund's investment adviser believes have the potential for growth. The Master Fund may invest a portion of its assets in common stocks and other securities of companies in countries with developing economies and/or markets.

The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the portfolio investments to be purchased for the Master Fund. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent above-average, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

For additional information regarding the principal investment strategies of the Master Fund, please refer to the Master Fund prospectus. The prospectus for the Master Fund is delivered together with this Prospectus.


Principal Risks

All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the fund. Here are specific principal risks of investing in the fund:
 o Market Risk: Prices of securities held by the fund may fall. As a result, your investment may decline in value and you could lose money.
 o Growth Stocks Risks: Growth stocks have historically been more volatile than value stocks over the long-term. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.
 o Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of the fund's foreign investments to fluctuate. Investing in foreign stocks or debt obligations involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
 o Emerging Markets Risk: Risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Investments located in emerging markets tend to have volatile prices and may offer significant potential for loss as well as gain.

2  LVIP American Global Growth Fund

Fund Performance

The fund will commence operations on or about June 30, 2010. Therefore, performance information is not available and has not been presented for the fund.

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the Master Fund. The bar chart shows changes in performance of Class 1 shares of the Master Fund, adjusted to reflect the estimated fees and expenses of the fund, for the past ten years. The table shows how the average annual returns of Class 1 shares of the Master Fund, adjusted to reflect the estimated fees and expenses of the fund, for the one-, five-, and ten-year periods compare with those of a broad measure of market performance. Please note that the past performance of the Master Fund is not necessarily an indication of how the Master Fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If variable contract expenses were included, the returns shown would be lower.


[GRAPHIC OMITTED]






                                                        Average Annual Total Return
                                                         For periods ended 12/31/09
                                                        ----------------------------
                                                         1 year   5 years   10 Years
                                                        -------- --------- ---------
  American Funds Global Growth Fund - Class 11 (Master
                                                 Fund)  41.66%   6.27%     1.93%
                                      MSCI World Index  30.79%   2.57%     0.23%

1Performance information shown is that of the American Funds Global Growth Fund
- Class 1 ( Master Fund) as adjusted to reflect the estimated fees and expenses of the LVIP American Global Growth Fund (Feeder Fund) shown in the fees and expenses table above.


Investment Adviser

The fund operates as a "feeder fund" which means it invests all of its assets in the Master Fund, which is a separate mutual fund. The Master Fund is a series of American Funds Insurance Series.

Feeder Fund Investment Adviser: Lincoln Investment Advisors Corporation

Master Fund Investment Adviser: Capital Research Management CompanySM



Portfolio Manager(s) of Master Fund   Company Title                                    Experience w/Master Fund
------------------------------------- ------------------------------------------------ -------------------------
Robert W. Lovelace                    Senior Vice President, Capital World Investors   Since 1997
Steven T. Watson                      Senior Vice President, Capital World Investors   Since 2002
Paul A. White                         Senior Vice President, Capital World Investors   Since 2004


LVIP American Global Growth Fund                                             3

Tax Information

The fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Since all the shares of the fund sold through variable annuity contracts or variable life insurance contracts (variable contracts) are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.


Payments to Insurance Companies, Broker-Dealers and other Financial
Intermediaries

Shares of the fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the fund (such as the fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the fund and related services. These payments may create a conflict of interest and may influence the insurance company to include a fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments.


4  LVIP American Global Growth Fund